Pursuant to Rule 497(e)

Registration Nos. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Fixed Income Strategy Portfolio

Supplement dated March 13, 2008

to the Prospectus dated February 28, 2008

Effective immediately, with respect to the Focused Fixed Income Strategy Portfolio, under “Portfolio Highlights” on page 3 of the Prospectus and under “More Information About the Portfolios” on page 29 of the Prospectus, the first sentence under the headings “Principal Investment Techniques” and “What are the Portfolios’ principal investment techniques?,” respectively, is hereby deleted and replaced with the following:

“Allocation of assets among a combination of funds within SunAmerica Focused Series, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, and SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_AAPRO_2-08_FixedIncStrat